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Scudder Cash Investment Trust

Class AARP and Class S Shares

Annual Report

May 31, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Portfolio Management Review

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder Cash Investment Trust	Ticker Symbol	Fund Number
Class AARP	AITXX	165
Class S	SCTXX	065

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

Dear Shareholder,

We are writing to report to you on Scudder Cash Investment Trust's most recent fiscal year ended May 31, 2002. As of the close of the period on May 31, Scudder Cash Investment Trust's seven-day annualized yield was 1.07 percent. Over the 12-month period, the total return of Class S shares of the fund was 1.98 percent, compared with the 1.96 percent average return of taxable money market funds according to Lipper, Inc.

We are pleased to announce that in conjunction with Scudder's recent acquisition by Deutsche Bank and Deutsche Asset Management (DeAM), Scudder Cash Investment Trust will now be managed by a group led by Darlene Rasel, managing director. Darlene joined DeAM in 1987 and is responsible for all of the firm's money market and government mutual funds. We also thank Frank Rachwalski for his many years of fine leadership in managing Scudder's money market funds.

Thank you for your continued investment with Scudder. If you have any questions regarding Scudder Cash Investment Trust, please call us toll-free or visit us on the Web.

Sincerely,

William F. Glavin, Jr.
President
Scudder Cash Investment Trust

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Portfolio Management Review

Scudder Cash Investment Trust: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Cash Investment Trust. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Lead Portfolio Manager Darlene M. Rasel joined the Advisor in 1987 and has been responsible for the day-to-day management of the fund since April 8, 2002. Ms. Rasel is responsible for managing the Advisor's money market and government mutual funds.

In the following interview, Lead Portfolio Manager Darlene M. Rasel discusses the market environment and her team's approach to managing the fund.

Q: How did the fund perform over its most recent fiscal year?

A: Over the 12 months ended May 31, 2002, Scudder Cash Investment Trust's seven-day annualized yield declined from 3.68 percent to 1.07 percent, reflecting the Federal Reserve Board's long series of interest rate reductions during 2001. There were 11 rate cuts in all in 2001, reducing the federal funds rate - the rate the Fed charges banks for overnight loans - from 6 percent to its current level, 1.75 percent. For the 12-month period ended May 31, Class S shares of the fund returned 1.98 percent, compared with the 1.96 percent average return of taxable money market funds according to Lipper, Inc.

Q: With the economy seemingly growing again but the stock market faltering, what are the prospects for interest rate increases from the Fed?

A: For a couple of reasons, we think that the Fed will remain "neutral" (i.e., maintain the current level of short-term interest rates) for a little while. The first reason is the stock market's troubles, and the second is the current political environment, which is creating a lot of uncertainty. Homeland security threats are weighing on confidence, as are the continuing tensions between India and Pakistan. In addition, concern over corporate responsibility is weighing on the financial markets, as exemplified by WorldCom, Tyco and Enron. We think that with all the uncertainty, the Fed won't act to raise interest rates for at least three or four months.

Fund's Class S Shares Yields
	7-day average yield	7-day compounded effective yield
May 31, 2001	3.68%	3.75%
May 31, 2002	1.07%	1.07%

Q: In light of current market conditions, what has been the fund's strategy?

A: We've extended the fund's maturity slightly but are being cautious because the money market yield curve1 has flattened quite a bit. This means that because there isn't much more yield available from securities with longer maturities, at present it doesn't pay to take on the additional risk of holding longer maturities in the portfolio. So we have been careful in terms of extending average maturity. We are also working to ensure the highest possible credit quality within the fund's holdings to reduce risk within the portfolio. The credit quality of some issuers in the marketplace has been weakened over the past year because of disappointing earnings reports and estimates. We will continue to stay with the best-quality issuers until the economy turns up and we feel we can afford to increase credit risk slightly to boost yield.

1 The yield curve is the graphical relationship between yield and maturity among bonds of different maturities and the same credit quality.

Q: How did you allocate the fund's assets over the period?

A: In managing the portfolio, we focus on maintaining its average maturity within a target range and in selecting securities that will benefit the fund given current interest rate trends. As a result, we generally do not make large asset allocation shifts within the fund's portfolio. We attempt to maintain exposure for the fund to a broad selection of securities, including high-quality commercial paper, variable- and floating-rate securities, U.S. government agency obligations, certificates of deposit and repurchase agreements. (See Investment Terms to Know on page 10.) The majority of the portfolio remained invested in asset-backed commercial paper (71.2 percent) over the period because of its attractive value and high relative yields.

Changes in the Federal Funds Rate during 2001
	New rate	Change
January 3	6.00%	-0.50%
January 31	5.50%	-0.50%
March 20	5.00%	-0.50%
April 18	4.50%	-0.50%
May 15	4.00%	-0.50%
June 27	3.75%	-0.25%
August 21	3.50%	-0.25%
September 17	3.00%	-0.50%
October 2	2.50%	-0.50%
November 6	2.00%	-0.50%
December 12	1.75%	-0.25%

The Federal Funds Rate is the interest rate charged by banks with excess reserves at the Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The Federal Funds Rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market and represents a very short maturity - an overnight loan.

Q: What is your outlook for the coming months?

A: When the Fed does tighten credit by raising interest rates, we believe it will be gradual. As we've said, we don't think the Fed is going to take any action for at least the next few months. U.S. inflation numbers are very low. We think the Fed would be concerned if upcoming economic reports don't show at least some inflation. If there is some inflation, that means that certain corporations have demonstrated pricing power (the ability to raise their prices while maintaining demand for their products) and that there's some potential for corporate profitability, economic recovery and eventual increases in short-term interest rates.

In this context, we plan to keep the fund's average maturity at about the same level, or slightly longer than average. We will also continue to emphasize high credit quality. In addition, we will look for attractive opportunities as they arise, and seek to maintain as high a yield for the fund as is consistent with stability of principal.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Terms to Know

Asset-Backed Securities - Bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank Letter of Credit or by insurance coverage provided by an institution other than the issuer.

Certificate of Deposit (CD) - An interest-bearing debt instrument issued by a bank. Maturities of CDs can range from a few weeks to several years and their interest rates are set by competitive market forces.

Commercial Paper - Short-term debt obligations with maturities ranging from one to 270 days issued by banks, corporations and other borrowers to investors. Both Moody's and Standard & Poor's assign credit ratings to commercial paper.

Floating-Rate Security - A note representing short-term borrowings bearing an interest rate that is tied to a money market rate, usually the bank prime rate. The rate on the note is adjusted upward or downward each time the base rate changes.

Repurchase Agreements (Repos) - An agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as interest-bearing, short-term "parking places" for large sums of money.

U.S. Government Agency Obligations - Debt instruments that a U.S. government agency has pledged to repay.

Variable-Rate Security - A debt instrument with a variable interest rate, one that typically adjusts every six months, and is tied to a money market instrument such as Treasury bills.

Source: Barron's Dictionary of Finance and Investment Terms; Scudder Investments.

Investment Portfolio as of May 31, 2002

	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 12.8%
Allfirst Bank, 1.89%*, 8/28/2002	10,000,000	10,000,000
American Express Centurian Bank, 1.83%*, 11/6/2002	20,000,000	20,000,000
Bank One Australia Ltd., 1.9%***, 6/18/2002	10,000,000	9,991,028
Bank One NA, 2.04%*, 1/31/2003	15,000,000	15,015,802
Comerica Bank, 1.98%*, 11/25/2002	7,500,000	7,505,400
Dresdner Bank AG, 2.58%, 5/8/2003	20,000,000	20,026,396
National Australia Bank, 2.2%, 1/22/2003	20,000,000	20,000,000
National City Bank, 1.8%*, 8/16/2002	17,000,000	16,999,280
Westpac Banking Corp., 2.175%, 1/24/2003	20,000,000	20,000,648
Total Certificates of Deposit and Bank Notes (Cost $139,538,554)		139,538,554

Commercial Paper 71.2%
American Honda Finance Corp., 1.93%*, 12/6/2002	15,000,000	15,000,000
Asset Portfolio Corp., 1.91%***, 9/20/2002	15,000,000	14,911,663
Associates Corp., 2.04%*, 6/15/2002	15,000,000	15,000,000
Atlantis One Funding Corp., 1.95%***, 8/16/2002	25,000,000	24,897,083
Bayerische Hypo-Und Vereninsbank AG, 1.78%, 7/31/2002	20,000,000	20,000,000
Beta Finance, Inc., 1.78%***, 7/26/2002	15,000,000	14,959,208
Black Forest Funding Corp., 1.8%***, 6/7/2002	20,622,000	20,615,813
Centric Capital Corp., 1.9%***, 7/31/2002	14,952,000	14,904,652
Falcon Asset Securitzation Corp., 1.8%***, 6/4/2002	20,000,000	19,997,000
Falcon Asset Securitzation Corp., 1.78%***, 6/26/2002	20,000,000	19,975,278
Four Winds Funding Corp., 1.98%***, 8/19/2002	20,000,000	19,913,100
General Electric Capital Corp., 6.7%, 10/1/2002	14,600,000	14,822,499
Giro Funding U.S. Corp., 1.81%***, 6/17/2002	20,000,000	19,983,911
Goldman Sachs Group Inc., 1.88%*, 10/16/2002	20,000,000	20,000,000
Grehawk Funding LLC, 1.87%***, 6/17/2002	20,000,000	19,983,378
Halifax PLC, 1.81%***, 7/16/2002	20,000,000	19,954,750
Household Finance Corp., 1.91%*, 9/26/2002	10,000,000	10,000,000
Household Finance Corp., 2.11%*, 12/20/2002	5,000,000	4,998,616
ING (U.S.) Funding LLC, 1.78%***, 7/22/2002	25,000,000	24,936,958
Jupiter Securitization Corp., 1.79%***, 6/13/2002	30,000,000	29,982,100
K2 (USA) LLC, 1.85%*, 8/15/2002	20,000,000	20,000,480
Lehman Brothers Holdings Inc., 1.84%***, 7/10/2002	10,000,000	9,980,067
Mont Blanc Capital Corp., 1.78%***, 6/25/2002	17,000,000	16,979,827
Morgan Stanley Dean Witter & Co., 1.79%***, 6/13/2002	20,000,000	19,988,067
Pennine Funding LLC, 1.8%***, 6/28/2002	13,650,000	13,631,573
Perry Global Funding LLC, 1.84%***, 7/16/2002	20,000,000	19,954,000
Preferred Receivable Funding Corp., 1.78%***, 6/3/2002	20,000,000	19,998,022
Salomon Smith Barney Holding, 2.06%*, 8/7/2002	10,350,000	10,353,269
Scaldis Capital LLC, 1.8%***, 7/11/2002	20,000,000	19,960,000
Sheffield Receivables Corp., 1.78%***, 6/4/2002	10,000,000	9,998,517
Sheffield Receivables Corp., 1.78%***, 6/21/2002	20,000,000	19,980,222
Sigma Finance, 1.84%*, 10/22/2002	25,000,000	25,000,000
Societe Generale, 1.83%***, 7/19/2002	20,000,000	19,951,200
Societe Generale, 2.05%, 12/30/2002	26,000,000	26,000,000
Svenska Handelsbanken, 1.81%***, 7/10/2002	20,000,000	19,960,783
Swedish Export Credit, 1.81%***, 8/22/2002	20,000,000	19,917,545
Swedish National Housing Finance Corp., 1.82%***, 6/4/2002	25,000,000	24,996,208
Verizon Global Funding Corp., 2.06%*, 4/14/2003	15,000,000	14,998,447
Wells Fargo Financial, 1.77%***, 6/26/2002	20,000,000	19,975,417
Westdeutsche Landesbank, 2.11%***, 10/11/2002	20,000,000	19,845,267
Windmill Funding Corp., 1.77%***, 6/5/2002	20,000,000	19,996,067
Windmill Funding Corp., 1.78%***, 6/21/2002	20,000,000	19,980,222
Total Commercial Paper (Cost $ 776,281,209)		776,281,209

U.S. Government Agency Obligations 5.8%
Federal Home Loan Bank, 2.0%*, 12/5/2002	16,000,000	15,972,573
Federal Home Loan Bank, 2.0% 1/23/2003	10,000,000	10,000,000
Federal Home Loan Bank, 2.25%, 3/4/2003	12,500,000	12,500,000
Federal Home Loan Mortgage Corp., 2.25%*, 4/3/2003	10,000,000	9,988,823
Federal Home Loan Mortgage Corp., 2.4%*, 4/8/2003	15,000,000	15,000,000
Total U.S. Government Agency Obligations (Cost $63,461,396)		63,461,396
Miscellaneous Investments 2.4%
Texas State General Obligation Bonds (b), 1.9%, 12/1/2029 (Cost $26,600,000)	26,600,000	26,600,000

Repurchase Agreement 7.8%
Bear Stearns, Inc., 1.84% to be repurchased at $85,013,033 on 6/3/2002** (Cost $85,000,000)	85,000,000	85,000,000
Total Investment Portfolio - 100.0% (Cost $1,090,881,159) (a)		1,090,881,159

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of May 31, 2002.
** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
*** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $1,090,881,159.
(b) Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These securities are shown at their current rate as of May 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2002
Assets
Investments in securities, at value (cost $1,090,881,159)	$ 1,090,881,159
Cash	978,074
Interest receivable	1,529,673
Receivable for Fund shares sold	2,671,464
Total assets	1,096,060,370
Liabilities
Dividend payable	38,670
Payable for Fund shares redeemed	2,283,449
Accrued management fee	397,884
Other accrued expenses and payables	396,032
Total liabilities	3,116,035
Net assets, at value	$ 1,092,944,335
Net Assets
Net assets consist of: Accumulated net realized gain (loss)	(795,021)
Paid-in capital	1,093,739,356
Net assets, at value	$ 1,092,944,335
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($294,898,574 / 295,316,062 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class S Net Asset Value, offering and redemption price per share ($798,045,761 / 797,936,934 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2002
Investment Income
Income: Interest	$ 34,511,851
Expenses: Management fee	5,133,359
Administrative fee	4,866,698
Trustees' fees and expenses	30,535
Other	35,689
Total expenses, before expense reductions	10,066,281
Expense reductions	(4,552)
Total expenses, after expense reductions	10,061,729
Net investment income (loss)	24,450,122
Net realized gain (loss) on investment transactions	(114)
Net increase (decrease) in net assets resulting from operations	$ 24,450,008

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2002	2001
Operations: Net investment income (loss)	$ 24,450,122	$ 68,773,043
Net realized gain (loss) on investment transactions	(114)	(6,168,713)
Net increase (decrease) in net assets resulting from operations	24,450,008	62,604,330
Distributions to shareholders from: Net investment income: Class AARP	(6,599,354)	(14,247,578)
Class S	(17,861,824)	(54,525,465)
Fund share transactions: Proceeds from shares sold	2,568,942,189	5,149,134,312
Net assets acquired in tax-free reorganization	-	376,153,156
Reinvestment of distributions	22,424,531	62,311,648
Cost of shares redeemed	(2,836,687,320)	(5,230,585,787)
Net increase (decrease) in net assets from Fund share transactions	(245,320,600)	357,013,329
Capital contribution from Advisor (see Note G)	-	5,983,625
Increase (decrease) in net assets	(245,331,770)	356,828,241
Net assets at beginning of period	1,338,276,105	981,447,864
Net assets at end of period	$ 1,092,944,335	$ 1,338,276,105

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended May 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.020	.040
Less distributions from: Net investment income	(.020)	(.040)
Net asset value, end of period	$ 1.00	$ 1.00
Total Return (%)	1.96	4.10b**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	295	361
Ratio of expenses (%)	.83	.79c*
Ratio of net investment income (%)	2.01	5.30*
[a] For the period from September 11, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.
[b] Total return for the period ended May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor (see Note G); without this contribution the total return would have been lower.
[c] The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction was .82%.
* Annualized
** Not annualized

Class S
Years Ended May 31,	2002	2001	2000	1999[a]	1998[b]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations:
Net investment income	.020	.055	.048	.041	.048	.046
Less distributions from:
Net investment income	(.020)	(.055)	(.048)	(.041)	(.048)	(.046)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.98	5.59[c,d]	5.01[c]	4.15c**	4.92[c]	4.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	798	977	981	1,147	1,182	1,431
Ratio of expenses before expense reductions (%)	.83	.84[e]	1.05[f]	1.02*	.95	.86
Ratio of expenses after expense reductions (%)	.83	.80[e]	.90[f]	.85*	.85	.86
Ratio of net investment income (%)	2.01	5.44	4.86	4.44*	4.82	4.63
[a] For the eleven months ended May 31, 1999. On August 10, 1998, the Fund changed the fiscal year from June 30 to May 31.
[b] For the years ended June 30.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] Total return for the period ended May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor (see Note G); without this contribution the total return would have been lower.
[e] The ratios of operating expenses include a one-time reduction in reorganization expenses. The ratios without this reduction before and after expense reductions were .87% and .82%, respectively.
[f] The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were .99% and .85%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Cash Investment Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $795,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2004 ($342,000), May 31, 2005 ($236,000), May 31, 2006 ($4,000), May 31, 2007 ($2,000), May 31, 2008 ($9,000), May 31, 2009 ($17,000) and May 31, 2010 ($185,000), the respective expiration dates, whichever occurs first.

From November 1, 2001 through May 31, 2002, the Fund incurred approximately $114 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2003.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. For purposes of the daily dividend, net investment income includes all net realized short-term capital gains and net realized short and long-term capital losses on portfolio securities.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Agreement was equal to an annual rate of 0.50% of the first $250,000,000 of the Fund's average daily net assets, 0.45% of the next $250,000,000 of such net assets, 0.40% of the next $500,000,000 of such net assets, 0.35% of the next $500,000,000 of such net assets, 0.335% of the next $500,000,000 of such net assets and 0.32% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.42% of the Fund's average annual daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.40% of average daily net assets of each class, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended May 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at May 31, 2002
Class AARP	$ 1,324,083	$ 106,398
Class S	3,542,615	284,661
	$ 4,866,698	$ 391,059

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

C. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $4,552 for custodian credits earned.

D. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Acquisition of Assets

On September 8, 2000, the Fund acquired all the net assets of AARP High Quality Money Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 376,459,577 Class AARP shares of the Fund for 376,459,577 shares of AARP High Quality Money Fund outstanding on September 8, 2000. AARP High Quality Money Fund's net assets at that date ($376,153,156) were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $965,100,857. The combined net assets of the Fund immediately following the acquisition were $1,341,254,013.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2002		Year Ended May 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	154,033,063	$ 154,183,770	305,760,818*	$ 305,472,588*
Class S	2,414,650,389	2,414,758,419	4,843,446,793	4,843,661,724
		$ 2,568,942,189		$ 5,149,134,312
Net assets acquired in tax-free reorganization
Class AARP	-	$ -	376,459,577	$ 376,153,156
		$ -		$ 376,153,156
Shares issued to shareholders in reinvestment of distributions
Class AARP	6,095,215	$ 6,095,215	13,128,241*	$ 13,128,241*
Class S	16,329,316	16,329,316	49,183,407	49,183,407
		$ 22,424,531		$ 62,311,648
Shares redeemed
Class AARP	(226,478,858)	$ (226,478,858)	(333,681,994)*	$ (333,681,994)*
Class S	(2,610,208,350)	(2,610,208,462)	(4,896,903,793)	(4,896,903,793)
		$ (2,836,687,320)		$ (5,230,585,787)
Net increase (decrease) from capital share transactions
Class AARP	(66,350,580)	$ (66,199,873)	361,666,642*	$ 361,071,991*
Class S	(179,228,645)	(179,120,727)	(4,273,593)	(4,058,662)
		$ (245,320,600)		$ 357,013,329

* For the period from September 11, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

G. Capital Contribution

On January 16, 2001, the Advisor voluntarily purchased $15,000,000 of Southern California Edison commercial paper from the Fund for $5,983,625 in excess of that security's value. The Fund recorded a realized loss of $5,983,625 on the transaction which was offset by a payment of an equal amount from the Advisor. The Advisor received no shares of the Fund or other consideration in exchange for such contribution.

Report of Independent Accountants

To the Trustees and the Shareholders of Scudder Cash Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Cash Investment Trust (the "Fund") at May 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 12, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Cash Investment Trust was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
534,849,279	26,906,467	35,261,941

Trustees and Officers

The following table presents information about each Trustee of the Fund as of May 31, 2002. Each Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Henry P. Becton, Jr. (58)
Trustee	1990 to present	President, WGBH Educational Foundation	48	American Public Television;
New England Aquarium;
Becton Dickinson and Company;
Mass Corporation for Educational Telecommunications;
The A.H. Belo Company;
Committee for Economic Development;
Concord Academy;
Public Broadcasting Service;
Boston Museum of Science

Dawn-Marie Driscoll (55)
Trustee	1987 to present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College	48	Computer Rescue Squad; Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee
Edgar R. Fiedler (73)
Trustee	2000 to present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization)	48	None
Keith R. Fox (48)
Trustee	2000 to present	Managing Partner, Exeter Capital Partners (private equity funds)	48	Facts on File (school and library publisher); Progressive (kitchen importer and distributor)
Louis E. Levy (69)
Trustee	April 2002 to present	Retired	63	Household International (banking and finance) (1992 to present); ISI Family of Funds (four registered investment companies) (2000 to present)
Jean Gleason Stromberg (58)
Trustee	2000 to present	Consultant (1997 to present); prior thereto, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski (law firm) (1978-1996)	48	The William and Flora Hewlett Foundation
Jean C. Tempel (59)
Trustee	1997 to present	Managing Partner, First Light Capital (venture capital group)	48	United Way of Mass Bay;
Sonesta International Hotels, Inc.;
Northeastern University Funds and Endowment Committee;
Connecticut College Finance Committee;
Commonwealth Institute (not-for-profit start-up for women's enterprises);
The Reference, Inc. (IT consulting for financial services)

Carl W. Vogt (66)
Trustee	April 2002 to present	Member, Fulbright & Jaworski L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (1999-2000)	63	Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (four registered investment companies)
Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Richard T. Hale[1] (56)
Trustee and Vice President	April 2002 to present	Managing Director, Deutsche Asset Management	220	None

1 Mr. Hale is considered an "interested person" because of his affiliation with the fund's investment manager.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

The following table presents information about each Officer of the Fund as of May 31, 2002. Each Officer's age is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund. Each Officer of the Fund is an employee of the Fund's Advisor, Deutsche Investment Management Americas Inc., or an affiliate of the Advisor.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
William F. Glavin, Jr. (43)
President	2000 to present	Managing Director, Deutsche Asset Management
Richard T. Hale (56)
Vice President	April 2002 to present	Managing Director, Deutsche Asset Management
Darlene M. Rasel (50)
Vice President	April 2002 to present	Managing Director, Deutsche Asset Management
John Millette (39)
Vice President and Secretary	1999 to present	Vice President, Deutsche Asset Management
Daniel O. Hirsch (48)
Vice President and Assistant Secretary	April 2002 to present	Managing Director, Deutsche Asset Management (1998-present); prior thereto, Assistant General Counsel, Securities and Exchange Commission (1993-1998)
Gary L. French (50)
Treasurer	January 2002 to present	Managing Director, Deutsche Asset Management (2001 to present); prior thereto, President, UAM Fund Services, Inc.
John R. Hebble (43)
Assistant Treasurer	1998 to present	Senior Vice President, Deutsche Asset Management
Thomas Lally (34)
Assistant Treasurer	2001 to present	Senior Vice President, Deutsche Asset Management
Brenda Lyons (39)
Assistant Treasurer	2000 to present	Senior Vice President, Deutsche Asset Management
Caroline Pearson (40)
Assistant Secretary	1997 to present	Managing Director, Deutsche Asset Management (1997 to present); prior thereto, Associate, Dechert (law firm)

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Notes